UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2024

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

South Carolina	001-11261	57-0248420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Put Option Agreement

On June 22, 2024, Sonoco Products Company, a South Carolina corporation (the “Company”), Titan Holdings Coöperatief U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid), incorporated under the laws of the Netherlands (the “Seller”) and Titan Holdings I B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and a direct wholly owned subsidiary of the Seller (“Eviosys”), entered into a Put Option Agreement (the “Put Option Agreement”) pursuant to which the Company has made a binding offer to acquire, on the terms and conditions set forth in an Equity Purchase Agreement attached to the Put Option Agreement (the “Purchase Agreement”), all of the issued and outstanding equity interests in Eviosys (the “Purchased Interests”, and such acquisition of the Purchased Interests, the “Transaction”) from the Seller, subject to the terms and conditions of the Put Option Agreement, including the delivery by the Seller, on or prior to the Put Option Expiration Date (as defined below), of an exercise notice (the “Exercise Notice” and such agreement to sell the Purchased Interests, the “Put Option”) in the form set forth in the Put Option Agreement.

Before the Seller can exercise the Put Option and execute the Purchase Agreement, the European Works Council of Eviosys and its subsidiaries (the “Works Council”) must be informed and consulted in connection with the Transaction, and the Works Council must have issued a final opinion regarding the Transaction, or be deemed to have been consulted in connection with the Transaction pursuant to that certain European Works Council Agreement (the “EWC Agreement”) dated June 6, 2024 (the “Consultation Process”). The Seller has agreed under the Put Option Agreement to use its reasonable best efforts (and to cause Eviosys and its subsidiaries to use their reasonable best efforts) to initiate and complete the Consultation Process as promptly as practicable and in any case within the applicable timeframes specified in the EWC Agreement.

The Put Option will remain in force until the earlier of: (i) the date which is the third business day after the Consultation Process has been fully completed in accordance with the EWC Agreement and (ii) four months from the date of the Put Option Agreement (the “Put Option Expiration Date”). Until the earlier of (i) the date of the Exercise Notice and (ii) the Put Option Expiration Date, the Seller and Eviosys have agreed, among other things, that they will not, directly or indirectly, initiate, solicit or engage in any discussions or negotiations, or enter into any contract, agreement or understanding that constitutes or relates to, or could reasonably be expected to lead to, an Acquisition Proposal (the “Exclusivity Obligations”). “Acquisition Proposal” means any offer or proposal for, or any indication of interest in, any of the following (other than the Transaction): (i) any direct or indirect acquisition or purchase of all or any portion of the equity securities of or material assets of Eviosys or any of its subsidiaries (other than inventory sold in the ordinary course of business) or (ii) any merger, consolidation or other business combination relating to Eviosys and its subsidiaries.

In the event that the Consultation Process is completed before the Put Option Expiration Date and the Seller fails to exercise the Put Option on or before the Put Option Expiration Date, the Seller is required to pay the Company an agreed upon expense reimbursement amount. The Company is also entitled to an agreed upon break-up fee payment from the Seller under certain other circumstances provided in the Put Option Agreement.

Equity Purchase Agreement

Under the Purchase Agreement, the purchase price for the Transaction is €3,615,000,000, on a cash-free and debt-free basis and subject to customary adjustments contemplated by the Purchase Agreement (the “Purchase Price”). If the Company does not consummate a Qualified Common Shares Offering (as defined in the Purchase Agreement) prior to the closing of the Transaction, the Purchase Price will be paid solely in cash. If the Company consummates a Qualified Common Shares Offering prior to the closing of the Transaction, the Purchase Price may be paid at the option of the Company (i) solely in cash or (ii) as a mix of cash (the “Cash Consideration”) and shares of common stock, with no par value, of the Company, in an amount equal to the difference between $500,000,000 and the proceeds (net of customary underwriting discounts and commissions) to the Company in the Qualified Common Shares Offering (the “Stock Consideration”); provided that the Company may reduce the Stock Consideration by correspondingly increasing the Cash Consideration on an equivalent basis; provided, further, that if the Purchase Price is paid partly in stock, the agreed value of the Stock Consideration may not be less than $50,000,000 (with such Stock Consideration to be converted for purposes of determining such agreed value from United States Dollars to Euros on the basis of an EUR/USD exchange rate of 1.079).

The Purchase Agreement contains customary representations, warranties and covenants by the parties, and the consummation of the Transaction is subject to customary closing conditions, including the expiration, termination or receipt of the applicable waiting period or clearances, as applicable, under certain specified antitrust laws. The Transaction is expected to close by the end of 2024.

The Purchase Agreement will be executed by the Seller and the Company upon the exercise of the Put Option following the completion of the Consultation Processes.

The foregoing descriptions of the Put Option Agreement and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Put Option Agreement and Purchase Agreement, which are attached hereto as Exhibits 2.1 and 2.2, and are incorporated herein by reference.

The Put Option Agreement and Purchase Agreement are not intended to provide any other factual information about the Transaction. The representations, warranties, and covenants contained in the Put Option Agreement and Purchase Agreement were made solely for purposes of the Put Option Agreement and Purchase Agreement, and as of specific dates, were solely for the benefit of the parties to the Put Option Agreement and Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Put Option Agreement and Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

Debt Financing Arrangements

In connection with, and concurrently with the entry into, the Put Option Agreement, the Company entered into a Bridge Facility Commitment Letter dated June 22, 2024 with JPMorgan Chase Bank, N.A. and Morgan Stanley Senior Funding, Inc. (the “Banks”), pursuant to which the Banks have committed, subject to the satisfaction of customary conditions, to provide the Company with 100% of loans under a 364-day senior unsecured bridge term loan facility in an amount not to exceed $4 billion (the “Bridge Loan Facility”). The Company currently intends to finance the cash portion of the Purchase Price pursuant to the Transaction and related fees and expenses with cash on hand, through a term loan credit facility and through one or more capital markets transactions, subject to market conditions and other factors, and, only to the extent necessary, borrowings under the Bridge Loan Facility.

Item 7.01	Regulation FD Disclosure.

On June 24, 2024, the Company and Eviosys issued a joint press release, announcing the transactions described in this report, and the Company also made available an investor presentation relating to the transactions described in this report. A copy of the press release is furnished as Exhibit 99.1 hereto and a copy of the investor presentation is furnished as Exhibit 99.2 hereto, both of which are incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto with respect to the proposed Transaction are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “assume”, “believe”, “committed”, “continue”, “could”, “estimate”, “expect”, “focused”, “future”, “guidance”, “likely”, “may”, “ongoing”, “outlook”, “potential”, “seek”, “strategy”, “will”, or the negative thereof, and similar expressions identify forward-looking statements.

Forward-looking statements contained in this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto are made based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning our future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. Risks and uncertainties include, among other things: risks related to the Transaction, including that the Transaction will not be consummated; the ability to receive regulatory approvals for the Transaction in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the Transaction; the ability to retain key employees and successfully integrate Eviosys; our ability to realize estimated cost savings, synergies or other anticipated benefits of the Transaction, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the announcement or consummation of the Transaction on relationships with clients and other third parties; the operation of new manufacturing capabilities; the availability, transportation and pricing of raw materials, energy and transportation, including the impact of potential changes in tariffs or sanctions and escalating trade wars, and the impact of war, general regional instability and other geopolitical tensions (such as the ongoing conflict between Russia and Ukraine as well as the economic sanctions related thereto, and the ongoing conflict in Israel and Gaza), and the Company’s ability to pass raw material, energy and transportation price increases and surcharges through to customers or otherwise manage these commodity pricing risks; the costs of labor; the effects of inflation, fluctuations in consumer demand, volume softness, and other macroeconomic factors on the Company and the industries in which it operates and that it serves; the Company’s ability to meet its environmental and sustainability goals, including with respect to greenhouse gas emissions; and to meet other social and governance goals, including challenges in implementation thereof; and the other risks, uncertainties and assumptions discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent reports on Forms 10-K and 10-Q, particularly under the heading “Risk Factors”. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.

No Offer or Solicitation

This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale or issuance of securities in any jurisdiction in contravention of applicable law. In particular, this Current Report on Form 8-K is not an offer of securities for sale into the United States or in any other jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Put Option Agreement, by and among Titan Holdings Coöperatief U.A., Titan Holdings I B.V. and Sonoco Products Company, dated June 22, 2024.
2.2*	Equity Purchase Agreement, by and among Titan Holdings Coöperatief U.A., Titan Holdings I B.V. and Sonoco Products Company, dated June 22, 2024, executed by Sonoco Products Company.
10.1*	364-Day Bridge Facility Commitment Letter, by and among Sonoco Products Company, JPMorgan Chase Bank, N.A. and Morgan Stanley Senior Funding, Inc.
99.1	Press release, dated as of June 24, 2024.
99.2	Investor Presentation, dated as of June 24, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*     Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: June 24, 2024	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer